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                                  EXHIBIT 10.3

           LETTER OF INTENT BY AND BETWEEN EXSORBET INDUSTRIES, INC.
                            AND ENVIRONMETRICS, INC.


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                                 April 24, 1996

                                Letter of Intent

        This letter is to evidence the intention of Exsorbet Industries, Inc. to acquire or to attempt to acquire all of the issued and outstanding shares of stock of Environmetrics, Inc., a Missouri corporation, based upon a stock exchange, in a form to be agreed with the shareholders of Environmetrics, Inc.

        Environmetrics will carry on business as usual until the stock exchange has been completed. Should all of the outstanding stock of Environmetrics, Inc. be acquired by Exsorbet Industries, Inc., then all normal liabilities and indebtedness as were incurred in the normal course of business will be assumed. It is currently believed that Environmetrics has a cash need between $250,000 and $300,000 and Exsorbet does not view this amount as excessive.

        The exchange of stock will be accomplished and the transaction closed by June 15, 1996 or earlier if all documents are prepared and accepted and due diligence completed.

        To the extent required by the laws and statutes of each corporation's respective state of incorporation or corporate by-laws or articles of incorporation, shareholder approval of each corporation may be required to effectuate these transactions. To such extent, such approval shall be a contingency to the effectiveness of this letter of intent.


                                             /s/ EUGENE SCHEIDE
                                             ---------------------------------
                                             Dr. Eugene Scheide
                                             Agent for Environmetrics, Inc.


                                             /s/ MARIO VAENBERG
                                             ---------------------------------
                                             Mario Vaenberg
                                             Agent for Environmetrics, Inc.


                                             /s/ ED SCHRADER
                                             ---------------------------------
                                             Dr. Ed Schrader
                                             Agent for Exsorbet Industries, Inc.